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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 17, 2004
                 (Date of earliest event reported: May 14, 2004)

                             DND TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Nevada                      333-42936               87-0631750
 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

               375 E. Elliot Rd., Bldg. 6, Chandler, Arizona 85225 (Address of principal executive offices) (Zip Code)

                                 (480) 892-7020
                         (Registrant's telephone number)

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ITEM 8.01. OTHER EVENTS

DND Technologies, Inc. (the "Registrant") previously reported in its Current Report on Form 8-K, filed on August 17, 2004, that on May 14, 2004, the Registrant's subsidiary, Aspect Systems, Inc., reached a settlement agreement with Merrill Lynch Business Financial Services, Inc., which dismissed all litigation related to Aspect Systems' default on a line of credit and restructured repayment of Aspect Systems' existing debt into one single term loan instrument. The settlement agreement and related term loan have now been executed by the parties.

ITEM 9.01  EXHIBITS

10.10 Term Loan and Security Agreement, dated May 14, 2004, between Aspect Systems, Inc. and Merrill Lynch Business Financial Services, Inc.

10.11 Security Agreement, dated May 14, 2004, between DND Technologies, Inc. and Merrill Lynch Business Financial Services, Inc.

10.12    Unconditional Guaranty by Douglas N. Dixon, dated May 14, 2004.

10.13    Unconditional Guaranty by DND Technologies, Inc., dated May 14, 2004.

99.1 Settlement Agreement and Mutual Release, dated May 2004, by and among Merrill Lynch Business Financial Services, Inc., DND Technologies, Inc., Aspect Systems, Inc. and Douglas N. Dixon.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 17, 2004

                                DND Technologies, Inc., a Nevada corporation


                                By:  /s/ Dennis Key
                                   ---------------------------------------------
                                    Dennis Key, CFO